EXHIBIT
                                     -------


                  BY-LAWS OF GRAHAM-FIELD HEALTH PRODUCTS, INC.

                                   AS AMENDED

                              AS OF MARCH 27, 1992





















































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                                   BY-LAWS OF
                                   ----------

                       GRAHAM-FIELD HEALTH PRODUCTS, INC.
                       ----------------------------------
                            (a Delaware corporation)

                       (As amended through March 27, 1992)

                                    ARTICLE I
                                    ---------

                             MEETING OF STOCKHOLDERS
                             -----------------------


Section 1.Annual Meeting.  The annual meeting of the stockholders of GRAHAM-
          --------------
FIELD HEALTH PRODUCTS, INC. (hereinafter called the "Corporation") for the election of directors and for the transaction of such other business as may come before the meeting shall be held on such day within five months after the end of each fiscal year of the Corporation as the Board of Directors of the Corporation
 (hereinafter called the "Board") may order. If the annual meeting shall not be held as hereinabove provided for, the Board shall call a special meeting for the election of directors, which meeting shall be held within two months after said day.

          Section 2.   Special Meetings.  Special meetings of the stockholders,
                       ----------------
unless otherwise prescribed by statute, may be called at any time by the Chief Executive Officer or the Secretary at the written request of a majority of the Board of Directors.

          Section 3.   Notice of Meetings.  Notice of the place, date and time
                       ------------------
of the holding of each annual and special meeting of the stockholders and, in the case of a special meeting, the purpose or purposes thereof, shall be given personally or by mail in a postage prepaid envelope to each stockholder entitled to vote at such meeting, not less than thirty nor more than sixty days before the date of such meeting. If mailed, it shall be deposited in the mails within the above mentioned period and directed to such stockholder at his address as it appears on the records of the Corporation, unless he shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address, in which case it shall be directed to him at such other address. Notice of any meeting of stockholders shall not be required to be given to any person who may become a stockholder of record after the mailing of such notice and prior to the meeting, or to any stockholder who shall attend such meeting in person or by proxy and shall not, at the beginning of such meeting, object to the transaction of any business because the meeting is not lawfully called or convened, or who shall, either before or after the meeting, submit a signed waiver of notice, in person or by proxy. Unless the Board shall fix after the adjournment a new record date for an adjourned meeting, notice of such adjourned meeting need not be given if the time and place to which the meeting shall be adjourned were announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any













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business which might have been transacted at the original meeting.  If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

          Section 4.   Place of Meetings.  Meetings of the stockholders may be
                       -----------------
held at such place, within or without the State of Delaware, as the Board or the officer calling the same shall specify in the notice of such meeting, or in a duly executed waiver of notice thereof.

          Section 5.   Quorum.  At all meetings of the stockholders the holders
                       ------
of a majority of the votes of the shares of stock of the Corporation issued and outstanding and entitled to vote shall be present in person or by proxy to constitute a quorum for the transaction of any business, except when stockholders are required to vote by class, in which event a majority of the issued and outstanding shares of the appropriate class shall be present in person or by proxy, or except as otherwise provided by statute or in the Certificate of Incorporation. In the absence of a quorum, the holders of a majority of the votes of the shares of stock present in person or by proxy and entitled to vote, or if no stockholder entitled to vote is present, then any officer of the Corporation may adjourn the meeting from time to time. At any such adjourned meeting at which a quorum may be present any business may be transacted which might have been transacted at the meeting as originally called.

          Section 6.   Organization.  At each meeting of the stockholders the
                       ------------
Chairman of the Board, or in his absence or inability to act, the President, or in the absence of the Chairman of the Board and the President, any person chosen by a majority of those stockholders present, shall act as chairman of the meeting. The Secretary, or in his absence or inability to act, the Assistant Secretary or any person appointed by the chairman of the meeting shall act as secretary of the meeting and keep the minutes thereof.

          Section 7.   Order of Business.  The order of business at all meetings
                       -----------------
of the stockholders shall be as determined by the chairman of the meeting.

          Section 8.   Voting.  Except as otherwise provided by statute, the
                       ------
Certificate of Incorporation, or any certificate duly filed in the State of Delaware pursuant to Section 151 of the Delaware General Corporation Law, each holder of record of shares of stock of the Corporation having voting power shall be entitled to one vote for every share of such stock standing in his name on the record of stockholders of the Corporation on the date fixed by the Board as the record date for the determination of the stockholders who shall be entitled to notice of and to vote at such meeting; or if such record date shall not have been so fixed, then








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 at the close of business on the day next preceding the day on which notice thereof shall be given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; or each stockholder entitled to vote at any meeting of stockholders may authorize another person or persons to act for him by a proxy signed by such stockholder or his attorney-in-fact. Any such proxy shall be delivered to the secretary of such meeting at or prior to the time designated in the order of business for so delivering such proxies. No proxy shall be valid after the expiration of three years from the date thereof, unless otherwise provided in the proxy. Except as otherwise provided by statute, these By-Laws, or the Certificate of Incorporation, any corporate action to be taken by vote of the stockholders shall be authorized by a majority of the total votes, or when stockholders are required to vote by class by a majority of the votes of the appropriate class, cast at a meeting of stockholders by the holders of shares present in person or represented by proxy and entitled to vote on such action. Unless required by statute, or determined by the chairman of the meeting to be advisable, the vote on any question need not be by written ballot. On a vote by written ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted.

          Section 9.   List of Stockholders.  The officer who has charge of the
                       --------------------
stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

          Section 10.  Inspectors.  The Board may, in advance of any meeting of
                       ----------
stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If the inspectors shall not be so appointed or if any of them shall fail to appear or act, the chairman of the meeting may, and on the request of any stockholder entitled to vote thereat, shall appoint inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or








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consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting or any stockholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as inspector of an election of directors. Inspectors may, but need not be stockholders.

          Section 11.  Consent of Stockholders in Lieu of Meeting.  Unless
                       ------------------------------------------
otherwise provided in the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

          Section 12.  Notice of Stockholder Proposals.  Any stockholder
                       -------------------------------
entitled to vote in a stockholder vote may submit a stockholder proposal to be voted on, but only if written notice of such stockholder's intent to make such proposal is given either by personal delivery or by United States mail, postage pre-paid, to the Secretary of the Corporation not later than (i) with respect to a vote to be held at an annual meeting of stockholders, one hundred twenty (120) days in advance of such meeting, and (ii) with respect to an election to be held at a special meeting of the stockholders to vote on stockholder proposals, the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders. Each notice shall set forth: (a) the name and address of the stockholder who intends to make the proposal, (b) a representation that such stockholder is holder of record of shares of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to make the proposal specified in the notice, and (c) a copy of the stockholder proposal. The chairman of the meeting may refuse to acknowledge any stockholder proposal not made in compliance with the foregoing procedure.













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                                   ARTICLE II
                                   ----------

                               BOARD OF DIRECTORS
                               ------------------

          Section 1.   General  Powers.   The  business   and  affairs  of   the
                       ---------------
Corporation shall be managed by the Board. The Board may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not by statute or the Certificate of Incorporation directed or required to be exercised or done by the stockholders.

          Section 2.   Number, Qualifications and Term of Office.
                       -----------------------------------------

               (a) The number of the directors of the Corporation shall be 3 or more. A majority of the Board of Directors (1) shall fix the number of directors from time to time, (2) may determine, in advance of each meeting of stockholders for the election of directors, the number of directors to be elected at such meeting within the maximum and minimum limits specified in the Certificate of Incorporation, and (3) during any interval between meetings of stockholders for the election of directors, may increase the number of directors within the maximum limits specified in the Certificate of Incorporation, and, if any such increase shall be deemed to create any vacancies in the Board, they shall be filled in the manner prescribed in Section 11 of this Article II.

               (b) Except as herein or in the Certificate of Incorporation otherwise provided, the members of the Board of Directors of the Corporation, who need not be stockholders, shall be elected by the vote of stockholders holding of record in the aggregate at least a plurality of the shares of stock of the Corporation present in person or by proxy and entitled to vote at the annual meeting of stockholders.

               (c) The directors shall be divided as equally as the total number of directors will permit into three classes. The term of office of the first class shall expire at the next annual meeting of the Corporation after their election, the term of office of the second class shall expire at the second succeeding annual meeting and the term of office of the third class at the third succeeding annual meeting. At each annual meeting after the election of the first classified board, directors shall be elected for a term of three years to replace those whose terms shall expire at such meeting.

               (d) Nominations for the election of directors may be made by the Board or by any stockholder entitled to vote for the election of directors. Any stockholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if written notice of such stockholder's intent to make such nomination is given, either by personal








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delivery or by United States mail, postage pre-paid, to the Secretary of the
Corporation not later than (i) with respect to an election to be held at an annual meeting of shareholders, one hundred twenty (120) days in advance of such meeting, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders. Each notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated, (b) a representation that such stockholder is a holder of record of shares of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (c) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the Board and (d) the consent of each nominee to serve as a director of the Corporation is so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

          Section 3.   Place of Meetings.  Meetings of the  Board may be held at
                       -----------------
such place, within or without the State of Delaware, as the Board may from time to time determine or as shall be specified in the notice or waiver of notice of such meeting.

          Section 4.   First Meeting.  The Board shall  meet for the purpose  of
                       -------------
organization, the election of officers and the transaction of other business, as soon as practicable after each annual meeting of the stockholders, on the same day and at the same place where such annual meeting shall be held. Notice of such meeting need not be given. Such meeting may be held at any other time or place (within or without the State of Delaware) which shall be specified in a notice thereof given as hereinafter provided in Section 7 of this Article II.

          Section 5.   Regular Meetings.  Regular meetings of the Board shall be
                       ----------------
held at such time and place as the Board may from time to time determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting which would otherwise be held on that day shall be held at the same hour on the next succeeding business day. Notice of regular meetings of the Board need not be given except as otherwise required by statute or these By-Laws.

          Section 6.   Special Meetings.  Special meetings of  the Board may  be
                       ----------------
called by a majority of the directors of the Corporation or by the Chairman of the Board, the Chief Executive Officer, or the Secretary.








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          Section 7.   Notice  of Meetings.  Notice  of each special  meeting of
                       -------------------
the Board (and of each regular meeting for which notice shall be required) shall be given by the Secretary as hereinafter provided in this Section 7, in which notice shall be stated the time and place (within or without the State of Delaware) of the meeting. Notice of each such meeting shall be delivered to each director either personally or by telephone, telegraph, cable or wireless, at least twenty-four hours before the time at which such meeting is to be held or by first-class mail, postage prepaid, addressed to him at his residence, or usual place of business, at least two days before the day on which such meeting is to be held. Notice of any such meeting need not be given to any director who shall, either before or after the meeting, submit a signed waiver of notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to him. Except as otherwise specifically required by these By-Laws, a notice or waiver of notice of any regular or special meeting need not state the purposes of such meeting.

          Section 8.   Quorum and  Manner of Acting.  A majority  of the  entire
                       ----------------------------
Board shall be present in person at any meeting of the Board in order to constitute a quorum for the transaction of business at such meeting, and, except as otherwise expressly required by statute or the Certificate of Incorporation, the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board. In the absence of a quorum at any meeting of the Board, a majority of the directors present thereat, or if no director be present, the Secretary may adjourn such meeting to another time and place, or such meeting, unless it be the first meeting of the Board, need not be held. At any adjourned meeting at which a quorum is present, any business may be transacted at the meeting as originally called. Except as provided in Article III of these By-Laws, the directors shall act only as a Board, and the individual directors shall have no power as such.

          Section 9.   Organization. At each meeting of the  Board, the Chairman
                       ------------
of the Board (or, in his absence or inability to act, another director chosen by a majority of the directors present) shall act as chairman of the meeting and preside thereat. The Secretary (or, in his absence or inability to act, any person appointed by the chairman) shall act as secretary of the meeting and keep the minutes thereof.

          Section 10.  Resignations. Any director of  the Corporation may resign
                       ------------
at any time by giving written notice of his resignation to the Board or Chairman of the Board or the Chief Executive Officer or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.







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          Section 11.  Vacancies. Vacancies occurring by  reason of an  increase
                       ---------
in the number of directors or by reason of death, resignation, disqualification or removal of any director, or otherwise, may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office for the unexpired portion of the term and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any holder or holders of at least ten percent of the votes of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office. Except as otherwise provided in these By-Laws, when one or more directors shall resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have full power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

          Section 12.  Removal  of Directors.  Except  as otherwise  provided in
                       ---------------------
the Certificate of Incorporation or in these By-Laws, any director may be removed, for cause, at any time, by the affirmative vote of a majority of the votes of the issued and outstanding stock entitled to vote for the election of directors of the Corporation given at a special meeting of the stockholders called and held for the purpose; and the vacancy in the Board caused by any such removal may be filled by such stockholders at such meeting, or, if the stockholders shall fail to fill such vacancy as in these By-Laws provided.

          Section 13.  Compensation.  The Board shall have authority to fix the
                       ------------
compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity, provided no such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

          Section 14.  Action Without Meeting.  Any action required or permitted
                       ----------------------
to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.








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          Section 15.  Action by Conference  Telephone.  Members of the Board or
                       -------------------------------
any committee may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in such meeting may hear each other, and such participation shall constitute presence in person at such meeting.

                                   ARTICLE III
                                   -----------

                         EXECUTIVE AND OTHER COMMITTEES
                         ------------------------------

 Section 1.Executive and Other Committees.  The Board may, by resolution passed
           ------------------------------
    by a majority of the entire Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation.

Section 2.General.  A majority of any committee may determine its action and fix
          -------
the time and place of its meetings, unless the Board shall otherwise provide. Notice of such meetings shall be given to each member of the committee in the manner provided for in Article II, Section 7. The Board shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee. Nothing herein shall be deemed to prevent the Board from appointing one or more committees consisting in whole or in part of persons who are not directors of the Corporation; provided, however, that no such committee shall have or exercise any authority of the Board.


                                   ARTICLE IV
                                   ----------

                                    OFFICERS
                                    --------

          Section 1.   Number   and  Qualifications.     The   officers  of the
                       ----------------------------
Corporation shall include the Chairman of the Board, the Chairman of the Executive Committee, the President, one or more Vice Presidents (one or more of whom may be designated Executive Vice President or Senior Vice President), the Treasurer, the Secretary, and one or more Assistant Treasurers and Assistant Secretaries. The Board shall from time to time designate either the Chairman of the Board or the President as the Chief Executive Officer of the Corporation and may change such designation in its sole discretion. Any two or more offices may be held by the same person. Such officers shall be elected from time to time by the Board, each to hold office until the meeting of the Board following the next annual meeting of the stockholders, or until his successor shall have been duly elected and shall have qualified or until his death or until he shall have resigned, or have been removed, as hereinafter provided in these By-Laws. The Board may from time to time elect, or the Chairman of the Board or the President may appoint, such other officers (including one or more Assistant Vice







                                      -13-







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President, Assistant Secretary, and Assistant Treasurer), and such agents, as may be necessary or desirable for the business of the Corporation. Such other officers and agents shall have such duties and shall hold their offices for such terms as may be prescribed by the Board or by the appointing authority.

          Section 2.   Resignations.  Any officer of the Corporation may  resign
                       ------------
at any time by giving written notice of his resignation to the Board, the Chairman of the Board, the Chief Executive Officer or the Secretary. Any such resignation shall take effect at the time specified therein, or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          Section 3.   Removal.  Any officer  or agent of the Corporation may be
                       -------
removed, either with or without cause, at any time, by the vote of the majority of the entire Board at any meeting of the Board or, except in the case of an officer or agent elected or appointed by the Board, by the Chairman of the Board, or the Chief Executive Officer. Such removal shall be without prejudice to the contractual rights, if any, of the person so removed.

          Section 4.   Vacancies.  A vacancy in any office, whether arising from
                       ---------
death, resignation, removal or any other cause, may be filled for the unexpired portion of the term of the office which shall be vacant, in the manner prescribed in these By-Laws for the regular election or appointment to such office.

          Section 5.   The Chairman of the Board.  He shall, if present, preside
                       -------------------------
at each meeting of the stockholders and of the Board and shall be an ex officio member of all committees of the Board. He shall perform all duties incident to the office of Chairman of the Board and such other duties as may from time to time be assigned to him by the Board.

          Section 6.   The  President.    The  President shall  be the Chief
                       --------------
Operating Officer of the Corporation and in such capacity shall direct, administer and coordinate the businesses of this Corporation and its subsidiaries. The President shall, in the absence of the Chairman of the Board, preside at all meetings of the stockholders and the Board of Directors and shall perform such other duties as from time to time may be assigned to him by the Board of Directors or the Chief Executive Officer, or as provided in these By-Laws.

          Section 7.   The Chief Executive Officer.  The Chief Executive Officer
                       ---------------------------
of the Corporation shall have supervision of the affairs of the Corporation and over its officers. He shall at each annual meeting and from time to time report to the stockholders and to the Board of Directors all matters within his knowledge which







                                      -14-







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the interests of the Corporation may require to be brought to their notice;
shall sign and execute in the name of the Corporation all deeds, mortgages, bonds, contracts, or other instruments authorized by the Board of Directors, except where the signature of another is required by law or in cases where the signing and execution thereof shall be expressly delegated by the Board or by these By-Laws to some other officer or agent of the Corporation; and, in general shall perform all duties incident to the office of Chief Executive Officer.

          Section 8.   Chairman of the Executive Committee.  The Chairman of the
                       -----------------------------------
Executive Committee of the Board of Directors shall preside at all meetings of such committee. He shall have such other powers and duties as may, from time to time, be assigned to him by the Board of Directors, or as provided in these By-Laws.

          Section 9.   Executive Vice-President.  The Board ofDirectors may at
                       ------------------------
any time designate one of the Vice-Presidents of the Corporation as the Executive Vice-President. The Executive Vice-President shall serve in a general executive capacity and perform such other duties as may from time to time be assigned to him by the Board of Directors or by the Chief Executive Officer. In the absence or incapacity of the President, he shall perform the duties of that office.

          Section 10.  Vice-Presidents.    Each Vice-President shall have such
                       ---------------
powers and perform all such duties as from time to time may be assigned to him by the Board, the Chief Executive Officer or the President.

          Section 11.  The  Treasurer.    The Treasurer shall  be the chief
                       --------------
financial officer of the Corporation and shall exercise general supervision over the receipt, custody and disbursement of corporate funds. He shall have such further powers and duties as may be conferred upon him from time to time by the President or the Board of Directors.

          Section 12.  The Secretary.  The Secretary shall
                       --------------

               (a) record and keep or cause to be kept in one or more books provided for the purpose, the minutes of all meetings of the Board, the committees of the Board and the stockholders;

               (b) see that all notices are duly given in accordance with the provisions of these By-Laws and as required by law;

               (c) be custodian of the records and the seal of the Corporation and affix and attest the seal to all stock certificates of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and








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






affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal;

               (d) see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and

               (e) in general, perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board or the Chief Executive Officer.

          Section 13.  Assistant Secretaries.  At the request of the  Secretary,
                       ---------------------
or in his absence or disability, any Assistant Secretary shall have power to perform all the duties of the Secretary, and when so acting, shall have all the powers of, and be subject to all restriction upon, the Secretary. The Assistant Secretaries shall perform such other duties as from time to time may be assigned to them by the Secretary.

          Section 14.  Officers' Bonds  or Other  Security. If  required by the
                       -----------------------------------
Board, any officer of the Corporation shall give a bond or other security for the faithful performance of his duties, in such amount and with such surety or sureties as the Board may require.

          Section 15.  Compensation.   The compensation of  the officers  of the
                       ------------
Corporation for their services as such officers shall be fixed from time to time by the Board; provided, however, that the Board may delegate to the Chairman of the Board or the President the power to fix the compensation of officers and agents appointed by the Chairman of the Board or the President, as the case may be. An officer of the Corporation shall not be prevented from receiving compensation by the reason of the fact that he is also a director of the Corporation, but any such officer who shall also be a director, shall not have any vote in the determination of the amount of compensation paid to him.


                                    ARTICLE V
                                    ---------

                                 INDEMNIFICATION
                                 ---------------

          The Corporation shall, to the fullest extent permitted by the General Corporation Law of Delaware, indemnify any and all persons whom it shall have power to indemnify against any and all expenses, liabilities or other matters.











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






                                   ARTICLE VI
                                   ----------

                 CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.
                 ----------------------------------------------

	Section 1.Execution of Contracts.  Except as otherwise required
           ----------------------
required by statue, the Certificate of Incorporation or these By-Laws, any contracts or other instruments may be executed and delivered in the name and on behalf of the Corporation by such officer or officers (including any assistant officer) of the Corporation as the Board may from time to time direct. Such authority may be general or confined to specific instances as the Board may determine. Unless authorized by the Board or expressly permitted by these By-Laws, an officer or agent or employee shall not have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it pecuniarily liable for any purpose or to any amount.

     Section 2.     Loans.   When authorized by the Board, the Chief Executive
                    -----
Officer may effect loans and advances for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes, bonds or other certificates or evidences of indebtedness of the Corporation, and may mortgage, pledge, hypothecate or transfer any securities or other property of the Corporation.

          Section 3.   Checks, Drafts, etc.   All checks, drafts, bills of
                       -------------------
exchange or other orders for the payment of money out of the funds of the Corporation, and all notes or other evidences of indebtedness of the Corporation, shall be signed in the name and on behalf of the Corporation by such persons and in such manner as shall from time to time be authorized by the Board.

          Section 4.   Deposits.   All funds of the Corporation not otherwise
                       --------
employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositaries as the Board may from time to time designate or as may be designated by any officer or officers of the Corporation to whom such power of designation may from time to time be delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, checks, drafts and other orders for the payment of money which are payable to the order of the Corporation may be endorsed, assigned and delivered by any officer or agent of the Corporation, or in such other manner as the Board may determine by resolution.

          Section 5.   General and Special Bank Accounts.  The Board may from
                       ---------------------------------
time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositaries as the Board may designate or as may be designated by any officer or officers of the Corporation to whom such power of designation may from time to time be delegated by the Board. The

Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these By-Laws, as it may deem expedient.

          Section 6.   Proxies in Respect of Securities of Other Corporations.
                       ------------------------------------------------------
Unless otherwise provided by resolution adopted by a majority of the Board of Directors, the Chairman of the Board or the Chief Executive Officer of the Corporation shall, from time to time, in the name and on behalf of the Corporation cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other corporation any of whose stock or other securities may be held by the Corporation, at meeting of the holders of the stock or other securities of such other corporation, or consent in writing, in favor of the election to the Board of Directors of such other corporation of the election as directors of such other corporation of each of the persons who, from time to time, are directors of the Corporation.


                                   ARTICLE VII
                                   -----------

                                  SHARES, ETC.
                                  ------------

          Section 1.   Stock  Certificates.    Each  holder of stock of the
                       -------------------
Corporation shall be entitled to have a certificate, in such form as shall be approved by the Board, certifying the number of shares of stock of the Corporation owned by him. The certificates representing shares of stock shall be signed in the name of the corporation by the Chairman of the Board or the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer and sealed with the seal of the Corporation (which seal may be a facsimile, engraved or printed); provided, however, that where any such certificate is countersigned by a transfer agent other than the Corporation or its employee, or is registered by a registrar other than the Corporation or one of its employees, any other signatures on such certificates may be facsimiles, engraved or printed. In case any officer, transfer agent or registrar who shall have signed or whose facsimile signature has been placed upon such certificates no longer holds such office, the shares may nevertheless be issued by the Corporation with the same effect as if such officer were still in office at the date of their issue.

          Section 2.   Books of Account  and Record  of Stockholders.  The books
                       ---------------------------------------------
and records of the Corporation may be kept at such places, within or without the State of Delaware, as the Board may from time to time determine. The stock record books and the blank stock certificate books shall be kept by the Secretary or by any other officer or agent designated by the Board.

          Section 3.   Transfers of Shares.  Transfers of shares of stock of the
                       -------------------
Corporation shall be made on the stock records of the

Corporation only upon authorization by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary or with a transfer agent or transfer clerk, and on surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of all taxes thereon. Except as otherwise provided by law, the Corporation shall be entitled to recognize the exclusive right of a person in whose name any share or shares stand on the record of stockholders as the owner of such share or shares for all purposes, including, without limitation, the rights to receive dividends or other distributions, and to vote as such owner, and the Corporation may hold any such stockholder of record liable for calls and assessments and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in any such share or shares on the part of any other person whether or not it shall have express or other notice thereof. Whenever any transfers of shares shall be made for collateral security and not absolutely, and both the transferor and transferee request the Corporation to do so, such fact shall be stated in the entry of the transfer.

          Section 4.   Regulations.   The Board may  make such  additional rules
                       -----------
and regulations, not inconsistent with these By-Laws, as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer agents or one or more transfer clerks and one or more registrars and may require all certificates for shares of stock to bear the signature or signatures of any of them.

          Section 5.   Lost, Destroyed or Mutilated Certificates.  The holder of
                       -----------------------------------------
any certificate representing shares of stock of the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of such certificate, and the Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it which the owner thereof shall allege to have been lost, stolen or destroyed, or which shall have been mutilated, and the Board may, in its discretion, require such owner or his legal representatives to give to the Corporation a bond in such sum, limited or unlimited, and in such form and with such surety or sureties as the Board in its absolute discretion shall determine, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate, or the issuance of a new certificate. Anything herein to the contrary notwithstanding, the Board, in its absolute discretion, may refuse to issue any such new certificate, except pursuant to legal proceedings under the laws of the State of Delaware.

          Section 6.   Stockholder's  Right of  Inspection.  Any  stockholder of
                       -----------------------------------
record of the Corporation, in person or by attorney or other agent, shall upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in the State of Delaware or at its principal place of business.

          Section 7.   Fixing Record Date.   In  order that the Corporation  may
                       ------------------
determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less thirty days before the date of such meeting. If no record is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; providing, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                                  ARTICLE VIII
                                  ------------

                                     OFFICES
                                     -------

          Section 1.   Registered  Office.     The  registered office  of the
                       ------------------
Corporation in the State of Delaware shall be at No. 100 West Tenth Street, in the City of Wilmington, in the County of New Castle. The name of the resident agent in charge thereof shall be The Corporation Trust Company.

          Section 2.   Other  Offices.  The Corporation may also have an office
                       --------------
or offices other than said registered office at such place or places, either within or without the State of Delaware, as the Board shall from time to time determine or the business of the Corporation may require.

                                   ARTICLE IX
                                   ----------

                                   FISCAL YEAR
                                   -----------

          The fiscal year of the Corporation shall end on such day of each year as the Board may from time to time determine.


                                    ARTICLE X
                                    ---------

                                      SEAL
                                      ----

     The Board shall provide a corporate seal, which shall be in the form of the name of the Corporation, the year of its incorporation, and the words, "Corporate Seal, Delaware".


                                   ARTICLE XI
                                   ----------

                                   AMENDMENTS
                                   ----------

Amendments to By-Laws.   These By-Laws may be amended or repealed, or new By-
- ---------------------
Laws may be adopted, at any annual or special meeting of the stockholders, by a majority of the total votes of the stockholders and by a majority of the total votes of each class of stock, present in person or by proxy and entitled to vote on such action; provided, however, that the notice of such meeting shall have been given as provided in these By-Laws, which notice shall mention that amendment or repeal of these By-Laws, or the By-Laws may be amended and new By-Laws may be adopted by the Board at any meeting thereof provided that By-Laws adopted by the Board may be amended or repealed by the stockholders as hereinabove provided.